SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

Commission file number: 1-14267

REPUBLIC SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	65-0716904 (I.R.S. Employer Identification No.)

Republic Services, Inc. 110 S.E. 6th Street, 28th Floor Fort Lauderdale, Florida (Address of Principal Executive Offices)	33301 (Zip Code)

Registrant’s telephone number, including area code: (954) 769-2400

Page 1 of 3 pages.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2004, Republic Services, Inc. issued a press release to announce operating results for the three months ended March 31, 2004, a copy of which is incorporated herein by reference and attached hereto as an Exhibit.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 28, 2004	REPUBLIC SERVICES, INC.

	By:	/s/ Tod C. Holmes
Tod C. Holmes
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles F. Serianni
Charles F. Serianni Vice President and Chief Accounting Officer (Principal Accounting Officer)

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